UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended May 31, 2015. The net asset value (NAV) at that date was $21.41 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $19.14.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended May 31, 2015
Cohen & Steers MLP Income and Energy Opportunity Fund at NAV[a]	–1.44%
Cohen & Steers MLP Income and Energy Opportunity Fund at Market Value[a]	–2.23%
Blended Benchmark—90% Alerian MLP Index—10% BofA Merril Lynch Fixed-Rate Preferred Securities Index[b]	–7.27%
Alerian MLP Index[b]	–8.42%
S&P 500 Index[b]	2.97%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular quarterly cash distributions to its shareholders (the Plan). The Plan will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular quarterly basis. In accordance with the Plan, the Fund currently distributes $0.33 per share on a quarterly basis.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The Alerian MLP Index is a float-adjusted, market-capitalization-weighted index that consists of the 50 most prominent large- and mid-cap energy Master Limited Partnerships (MLPs). The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

The Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount.

Fair Value Policy

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Market Review

MLPs and midstream-energy-focused equities declined during the period, underperforming most equity and fixed income indexes. Crude oil prices fell, which broadly weakened investor sentiment towards the asset class. Those MLPs with a higher sensitivity to oil prices, such as exploration and production (E&P) companies, certain commodity-exposed gathering and processing (G&P) businesses, and some offshore marine shipping firms, tended to underperform in tandem with falling crude oil prices. Companies with strong corporate parents, more defensive cash flows and favorable mergers and acquisitions prospects tended to outperform.

Regarding subsector performance, the propane group (+3.4% total return in the indexc) led the Alerian MLP Index as it is viewed as a more defensive business. In addition, lower propane prices and colder weather typically supported higher volumes and better margins, which was a tailwind for performance.

The crude/refined products sector (–0.8%) declined but outperformed the broader MLP market. Refinery logistics MLPs with stable cash flows, minimum volume commitments and strong growth

c  Sector classification of securities comprising the Alerian MLP Index determined by investment advisor.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

backlogs generally outperformed. Low crude oil prices could lead to lower diesel and jet fuel prices, which would likely benefit companies that own refined products pipelines.

Marine shipping/offshore companies (–7.7%) declined. Lower oil prices have reduced the long-term growth outlook of some companies in this group, particularly those with offshore oil rigs and other oil field services related assets. In the natural gas pipelines sector (–6.0%), out-of-index Veresen outperformed, largely due to positive sentiment as it continued to make progress towards a final investment decision on its Jordan Cove liquefied natural gas (LNG) export facility.

The G&P sector (–12.1%) underperformed. Depending on their mix of contract structures, G&P firms can be more directly exposed to commodity prices than other midstream businesses. In the diversified midstream group (–9.2%), company-specific factors drove performance. The Williams Companies outperformed the sector overall; similar to the Kinder Morgan transaction last summer, the general partner (GP) of Williams Partners LP announced its intention to acquire its MLP to reduce the overall cost of capital and structural complexity, which was well received by investors. Out-of-index Energy Transfer Equity, GP of the Energy Transfer family of companies, advanced roughly 17% as management continued to execute on its plans for simplification and consolidation. Kinder Morgan's $3 billion acquisition of Hiland Partners was also received positively. Hiland's assets are expected to strengthen Kinder Morgan's overall business in the Bakken Shale, while continuing to diversify the company's overall business mix.

The E&P sector (–40.7%) declined sharply—the majority of upstream MLPs cut their distributions in the first quarter of 2015 by an average of 50%. Then, towards the end of the period, E&P companies came under renewed pressure from concerns over high costs of capital and balance sheet strength.

Fund Performance

The Fund outperformed the broader MLP market and its benchmark but saw a decline in its NAV. Security selection in the diversified midstream sector was the most significant contributor to relative performance, where our out-of-index positions in Energy Transfer Equity and Kinder Morgan were major contributors to relative performance. Our underweight in the E&P group also benefited relative returns. In natural gas pipelines, our out-of-index allocation to Cheniere Energy, the owner and developer of the United States' first LNG export facility, Sabine Pass Liquefaction, performed well as the project development continued to advance. Our underweight in the crude/refined products sector detracted from relative returns, but this was more than offset by our favorable security selection in the group.

The Fund also outperformed its benchmark based on market price, although the negative return occurred in a period where its discount widened from approximately 10.0% to 10.6% as of May 31, 2015.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), modestly detracted from the Fund's NAV performance for the period.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Investment Outlook

In our view, the rapid decline in E&P capital expenditures that followed the drop in oil prices and improving demand fundamentals is helping to rebalance the crude oil markets more quickly than initially expected. Consequently, while we have reduced our medium-term distribution growth estimates in the wake of materially lower crude oil price levels, we remain constructive on the outlook for midstream energy companies. We continue to find investments that maintain attractive risk-adjusted returns even in this period of heightened volatility.

We believe the longer-term growth prospects of midstream energy businesses remain compelling given the imperative to continue to invest as North America drives towards energy independence. MLP valuations have moved in line with historical averages in terms of enterprise-value-to adjusted earnings before interest, taxes, depreciation and amortization, price-to-distributable cash flow and yield/growth—and in our view, many companies have begun to appropriately reflect the changing fundamental outlook.

Evolving flow dynamics and demand drivers will continue to further the need to redesign the North American energy grid—driving the development of new and repurposed pipelines, processing plants and storage facilities. Additionally, we remain cognizant of these changing flow patterns as legacy pipeline contracts expire—with some pipelines at risk of being rendered obsolete in their current form. We believe the asset class offers a unique combination of attractive income and visible medium-term growth, and expect these characteristics to support performance.

North American energy production will be a critical factor shaping MLP performance going forward. Whereas the past several years have been focused on investments to respond to the massive infrastructure needs to accommodate the "supply push" created by shale production, future "demand pulls" should add a meaningful next leg to the investment case. During periods where domestic prices for natural gas and natural gas liquids trade substantially below global prices, we would expect export infrastructure projects to remain a tailwind for midstream energy companies. Furthermore, U.S. industrial demand is expected to rise, particularly in the chemicals industry, as shale-sourced ethane, propane and natural gas are now a low-cost feedstock for energy-intensive industrial processes. In addition, the political atmosphere towards exports in Washington has continued to become more accommodative over time.

Overall, we remain firm believers in the long-term investment imperative, and expect to be able to take advantage of attractive investment opportunities that may arise during any near-term volatility during this sorting out period for midstream energy equities. We also expect the theme of consolidation to continue, helping drive increased dispersion among winners and losers.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Sincerely,

ROBERT H. STEERS	ROBERT S. BECKER
Chairman	Portfolio Manager

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of May 31, 2015, leverage represented 28% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods of five, six, and seven years (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	28%
% Fixed Rate	70%
% Variable Rate	30%
Weighted Average Rate on Financing	1.6%
Weighted Average Term on Financing	4.3 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of May 31, 2015. Information is subject to change.

b  See Note 6 in Notes to Consolidated Financial Statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

May 31, 2015

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Enterprise Products Partners, LP	$62,639,104	7.8
Kinder Morgan, Inc.	48,917,498	6.1
Buckeye Partners, LP	43,808,992	5.5
MarkWest Energy Partners, LP	39,780,734	5.0
Enbridge Energy Management, LLC	38,816,670	4.9
Williams Partners, LP	35,594,387	4.5
Energy Transfer Partners, LP	34,030,396	4.3
Energy Transfer Equity, LP	32,745,839	4.1
Cheniere Energy Partners, LP	21,179,369	2.7
Teekay Offshore Partners, LP (Marshall Islands)	17,064,895	2.1

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2015 (Unaudited)

		Number of Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	123.6%
COAL	0.2%
Natural Resource Partners, LPa,b		280,000	$1,148,000
COMPRESSION	2.4%
Exterran Partners, LPb		158,460	4,102,529
USA Compression Partners, LPa,b		434,509	9,685,206
			13,787,735
CRUDE/REFINED PRODUCTS	26.7%
Blueknight Energy Partners, LP		477,100	3,683,212
Buckeye Partners, LPa,b		566,520	43,808,992
Enbridge Energy Management, LLC[b,c]		1,074,064	38,816,670
Enbridge Inc. (Canada)[b]		151,588	7,250,285
Gibson Energy, Inc. (Canada)		377,992	7,273,519
Inter Pipeline Ltd. (Canada)		243,194	6,050,517
JP Energy Partners, LP		237,548	3,223,526
NuStar Energy, LPa,b		235,008	14,666,849
NuStar GP Holdings, LLC[b]		90,422	3,470,396
Plains GP Holdings, LPb		353,627	9,887,411
Rose Rock Midstream, LPb		70,045	3,549,180
SemGroup Corporation[b]		70,958	5,584,395
Shell Midstream Partners, LP (Unregistered)[d,e]		54,000	2,297,311
Sunoco Logistics Partners, LP		96,000	3,801,600
			153,363,863

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2015 (Unaudited)

		Number of Shares/Units	Value
DIVERSIFIED MIDSTREAM	46.9%
Altagas Ltd. (Canada)[b]		263,640	$8,407,818
CorEnergy Infrastructure Trust, Inc.[b]		499,090	3,318,948
Dominion Midstream Partners, LPa,b		114,602	4,831,620
Energy Transfer Equity, LPa,b		476,858	32,745,839
Energy Transfer Partners, LPa,b		605,200	34,030,396
Enterprise Products Partners, LPa,b		1,932,113	62,639,104
Kinder Morgan, Inc.[b]		1,179,019	48,917,498
Martin Midstream Partners, LP		85,000	2,995,400
NGL Energy Partners, LPa,b		351,898	10,578,054
Spectra Energy Corp.[b]		276,457	9,722,993
Summit Midstream Partners, LP		86,173	2,897,998
Williams Companies, Inc.[b]		243,195	12,427,264
Williams Partners, LPa,b		636,979	35,594,387
			269,107,319
DIVERSIFIED UTILITIES	1.1%
Dominion Resources, Inc.		45,800	3,229,816
Sempra Energy		29,235	3,141,885
			6,371,701
EXPLORATION & PRODUCTION	0.7%
Memorial Production Partners, LP		252,315	3,769,586

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2015 (Unaudited)

		Number of Shares/Units	Value
GATHERING & PROCESSING	17.1%
Crestwood Equity Partners, LPb		367,300	$1,836,500
Crestwood Midstream Partners, LPb		301,689	4,048,666
DCP Midstream Partners, LPa,b		209,960	7,936,488
EnLink Midstream Partners, LPb		296,226	7,352,329
EQT GP Holdings, LPf		72,325	2,330,311
EQT Midstream Partners, LPb		32,331	2,705,135
MarkWest Energy Partners, LPa,b		615,515	39,780,734
Midcoast Energy Partners, LP		130,556	1,587,561
Rice Midstream Partners, LP		283,583	4,835,090
Southcross Energy Partners, LPb		366,739	4,936,307
Tallgrass Energy GP, LPf		230,016	7,372,013
Tallgrass Energy Partners, LP		62,399	3,088,127
Targa Resources Partners, LPb		240,847	10,411,816
			98,221,077
MARINE SHIPPING/OFFSHORE	10.2%
Dynagas LNG Partners, LP		149,200	2,848,228
Golar LNG Partners, LP (Marshall Islands)[b]		474,979	13,399,158
Hoegh LNG Partners, LP (Marshall Islands)		288,676	6,639,548
KNOT Offshore Partners, LP (Marshall Islands)[b]		170,380	4,020,968
Navios Maritime Midstream, LP		125,000	2,168,750
Seadrill Partners, LLC		265,152	3,651,143
Teekay Offshore Partners, LP (Marshall Islands)[b]		763,530	17,064,895
Teekay Shipping Corp (Marshall Islands)		165,248	7,571,663
Transocean Partners, LLC (United Kingdom)		60,676	938,658
			58,303,011
NATURAL GAS PIPELINES	11.1%
Cheniere Energy Partners, LPa,b		638,125	21,179,369
Spectra Energy Partners, LPa,b		123,957	6,321,807
TC Pipelines, LPa,b		109,207	6,978,327
TransCanada Corporation (Canada)[b]		279,140	12,098,461
Veresen, Inc. (Canada)[b]		1,125,399	16,804,969
			63,382,933

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2015 (Unaudited)

		Number of Shares/Units	Value
OIL & GAS STORAGE	1.1%
Arc Logistics Partners, LP (Unregistered)[d,e]		150,693	$2,678,463
VTTI Energy Partners, LP (Marshall Islands)		132,080	3,419,551
			6,098,014
PROPANE	2.7%
AmeriGas Partners, LPa,b		170,339	8,397,713
Suburban Propane Partners, LPa,b		162,288	7,108,214
			15,505,927
RENEWABLE ENERGY	1.2%
Abengoa Yield PLC (Spain)		52,771	2,028,517
Abengoa Yield PLC (Spain) (Unregistered)[d,e]		10,948	410,987
Pattern Energy Group, Inc.		105,620	3,003,833
TransAlta Renewables, Inc.		168,500	1,713,996
			7,157,333
OTHER	2.2%
InfraREIT, Inc.[a]		36,185	1,096,406
Sprague Resources, LP		353,945	9,804,276
Westshore Terminals Investment Corp. (Canada)		67,744	1,807,996
			12,708,678
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$608,767,292)			708,925,177
		Number of Shares
PREFERRED SECURITIES—$25 PAR VALUE	4.3%
BANKS	0.3%
Wells Fargo & Company, 5.850%, due 9/15/23		60,000	1,551,600
BANKS—FOREIGN	0.5%
Barclays PLC , 8.125%, due 6/15/15 (United Kingdom)		115,000	2,992,300
CHEMICALS	0.4%
CHS Inc., 7.100%, due 3/31/24		99,100	2,629,123

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2015 (Unaudited)

		Number of Shares	Value
FINANCE	0.9%
Ally Financial, Inc., 8.500%, due 5/15/16		102,124	$2,690,968
Colony Financial, Inc., 8.500%, due 3/20/17		90,308	2,385,937
			5,076,905
MARINE SHIPPING	0.1%
Teekay Offshore Partners, LP, 7.250%, due 4/30/18 (Marshall Islands)[b]		26,116	581,081
REAL ESTATE	0.4%
American Realty Capital Properties, Inc., 6.700%, due 1/3/19		90,000	2,164,500
UTILITIES	1.7%
Integrys Energy Group, 6.000%, due 8/1/73[b]		144,119	3,869,595
Nextera Energy Capital, 5.625%, due 6/15/72		115,794	2,900,640
SCE Trust II, 5.100%, due 3/15/18		99,356	2,424,286
SCE Trust III, 5.750%, due 3/15/24		25,000	683,000
			9,877,521
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$23,760,407)			24,873,030
PREFERRED SECURITIES—CAPITAL SECURITIES	10.1%
BANKS	2.5%
Bank of America Corp., 6.100%, due 3/17/25		2,255,000	2,277,550
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ab,e		5,000,000	6,312,500
Farm Credit Bank, 6.750%, due 9/15/23, 144Ae		23,500	2,449,875
HSBC Holdings PLC, 6.375%, due 3/30/25 (United Kingdom)		3,000,000	3,085,500
			14,125,425

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2015 (Unaudited)

		Number of Shares	Value
BANKS—FOREIGN	2.8%
Banco Bilbao Vizcaya Argentaria, SA, 9.000%, due 5/9/18 (Spain)[b]		1,400,000	$1,525,300
Barclays PLC, 8.250%, due 12/15/18 (United Kingdom)		1,000,000	1,071,071
Deutsche Bank AG, 7.500%, due 4/30/25 (Germany)		2,200,000	2,235,750
Lloyds Banking Group PLC, 7.500%, due 6/27/24 (United Kingdom)		4,200,000	4,478,250
Royal Bank of Scotland Group PLC, 7.648%, due 9/30/31 (United Kingdom)		3,000,000	3,817,500
UBS Group AG, 7.125%, due 2/19/20 (Switzerland)		1,500,000	1,573,875
UBS Group AG, 7.000%, due 2/19/25 (Switzerland)		1,400,000	1,464,750
			16,166,496
DIVERSIFIED UTILITIES	0.5%
Dominion Resources Inc., 5.750%, due 10/1/54		2,671,000	2,867,764
INSURANCE	0.7%
La Mondiale, 7.625%, due 4/23/19 (France)[b]		3,646,000	4,040,224
INTEGRATED TELECOMMUNICATION SERVICES	2.2%
Centaur Funding Corp., 9.080%, due 4/21/20, 144A, (Cayman Islands)[e]		2,500	3,089,844
Embarq Corporation, 7.995%, due 6/1/36		4,000,000	4,600,000
Frontier Communications Corporation, 9.000%, due 8/15/31		5,000,000	4,950,000
			12,639,844
NATURAL GAS PIPELINES	0.5%
TransCanada Trust, 5.625%, due 5/20/75 (Canada)		2,712,000	2,772,776

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2015 (Unaudited)

		Number of Shares	Value
UTILITIES	0.9%
Enel S.P.A., 8.750%, due 9/24/73, 144A (Italy)[e]		4,200,000	$5,019,000
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$54,890,578)			57,631,529
TOTAL INVESTMENTS (Identified cost—$687,418,277)	138.0%		791,429,736
LIABILITIES IN EXCESS OF OTHER ASSETS	(38.0)		(217,830,338)
NET ASSETS (Equivalent to $21.41 per share based on 26,793,340 shares of common stock outstanding)	100.0%		$573,599,398

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of this security is held by the Cohen & Steers MLP Investment Fund, a wholly-owned subsidiary.

b  All or a portion of this security has been pledged as collateral in connection with the Fund's line of credit agreement. As of May 31, 2015, the total value of securities pledged as collateral for the line of credit agreement was $484,029,839.

c  Distributions are paid-in-kind.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.9% of the net assets of the Fund.

e  Resale is restricted to qualified institutional investors. Aggregate holdings equal 3.9% of the net assets of the Fund, of which 0.9% are illiquid.

f  Non-income producing security.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$687,418,277)	$791,429,736
Cash	20,921,513
Foreign Currency, at value (Identified cost—$72,675)	71,479
Receivable for:
Investment securities sold	2,588,950
Dividends, distributions and interest	1,298,373
Other assets	76,223
Total Assets	816,386,274
LIABILITIES:
Payable for:
Revolving credit agreement	225,000,000
Investment securities purchased	3,648,267
Investment advisory fees	686,315
Interest expense	40,687
Administration fees	34,316
Directors' fees	33,824
Deferred tax liablility	12,972,712
Other liabilities	370,755
Total Liabilities	242,786,876
NET ASSETS	$573,599,398
NET ASSETS consist of:
Paid-in capital	$487,674,838
Dividends in excess of net investment income, net of income taxes	(12,811,310)
Accumulated net realized gain, net of income taxes	9,318,138
Net unrealized appreciation, net of income taxes	89,417,732
$573,599,398
NET ASSET VALUE PER SHARE:
($573,599,398 ÷ 26,793,340 shares outstanding)	$21.41
MARKET PRICE PER SHARE	$19.14
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(10.60)%

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2015 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$15,402,155
Less return of capital on distributions	(11,744,836)
Net distributions from master limited partnerships	3,657,319
Dividend income (net of $209,858 of foreign withholding tax)	4,256,333
Interest income	1,663,447
Total Investment Income	9,577,099
Expenses:
Investment advisory fees	3,944,618
Interest expense	1,847,162
Administration fees	365,974
Professional fees	140,379
Custodian fees and expenses	33,844
Shareholder reporting expenses	33,455
Line of credit fees	19,633
Directors' fees and expenses	18,205
Transfer agent fees and expenses	9,646
Registration and filing fees	4,205
Miscellaneous	83,653
Total Expenses	6,500,774
Net Investment Income before income taxes	3,076,325
Deferred tax benefit	853,454
Net Investment Income, net of income taxes	3,929,779
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,160,454
Foreign currency transactions	(29,854)
Net realized gain, before income taxes	11,130,600
Deferred tax expense	(1,682,649)
Net realized gain, net of income taxes	9,447,951
Net change in unrealized appreciation (depreciation) on:
Investments	(29,231,835)
Foreign currency translations	(372)
Net change in unrealized appreciation (depreciation), before income taxes	(29,232,207)
Deferred tax benefit	4,076,542
Net change in unrealized appreciation (depreciation), net of income taxes	(25,155,665)
Net realized and unrealized loss	(15,707,714)
Net Decrease in Net Assets Resulting from Operations	$(11,777,935)

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended May 31, 2015	For the Year Ended November 30, 2014
Change in Net Assets:
From Operations:
Net investment income (loss), net of income taxes	$3,929,779	$(396,543)
Net realized gain, net of income taxes	9,447,951	28,811,634
Net change in unrealized appreciation (depreciation), net of income taxes	(25,155,665)	87,792,437
Net increase (decrease) in net assets resulting from operations	(11,777,935)	116,207,528
Dividends and Distributions to Shareholders from:
Net investment income	(17,724,598)	—
Net realized gain	—	(29,259,404)
Return of capital	—	(4,578,466)
Total dividends and distributions to shareholders	(17,724,598)	(33,837,870)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(1,208,583)	(26,271)
Total increase (decrease) in net assets	(30,711,116)	82,343,387
Net Assets:
Beginning of period	604,310,514	521,967,127
End of period[a]	$573,599,398	$604,310,514

a  Includes dividends in excess of net investment income, net of income taxes and accumulated undistributed net investment income, net of income taxes of $12,811,310 and $983,509, respectively.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2015 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activitites:
Net decrease in net assets resulting from operations	$(11,777,935)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(154,934,208)
Proceeds from sales of long-term investments	165,257,651
Return of capital on distributions	11,744,836
Net amortization of premium	66,624
Net increase in dividends, distributions and interest receivable and other assets	(126,034)
Net decrease in interest expense payable, accrued expenses and other liabilities	(136,855)
Net decrease in deferred tax liability	(3,247,348)
Net change in unrealized depreciation of investments	29,231,835
Net realized gain on investments	(11,160,454)
Cash provided by operating activities	24,918,112
Cash Flows from Financing Activities:
Decrease in net assets from Fund share transactions	(1,208,583)
Dividends and distributions paid	(17,724,598)
Cash used in financing activities	(18,933,181)
Increase in cash	5,984,931
Cash at beginning of period (including foreign currency)	15,008,061
Cash at end of period (including foreign currency)	$20,992,992

Supplemental Disclosure of Cash Flow Information:

During the six months ended May 31, 2015, interest paid was $1,857,034.

The Fund received $1,169,132 from paid-in-kind stock dividends during the six months ended May 31, 2015. See Note 1. Organization and Significant Accounting Policies.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended May 31, 2015	For the Year Ended November 30, 2014	For the Period March 26, 2013[a] through November 30, 2013
Net Asset Value, beginning of period	$22.50	$19.44	$19.10
Income (loss) from investment operations:
Net investment income (loss), net of income taxes[b]	0.15	(0.01)	(0.03)
Net realized and unrealized gain (loss), net of income taxes	(0.59)	4.33	1.04
Total from investment operations	(0.44)	4.32	1.01
Less dividends and distributions to shareholders from:
Net investment income	(0.66)	—	(0.04)
Net realized gain	—	(1.09)	(0.05)
Return of capital	—	(0.17)	(0.54)
Total dividends and distributions to shareholders	(0.66)	(1.26)	(0.63)
Offering costs charged to paid-in capital	—	—	(0.04)
Anti-dilutive effect from the repurchase of shares	0.01	— [c]	— [c]
Net increase (decrease) in net asset value	(1.09)	3.06	0.34
Net asset value, end of period	$21.41	$22.50	$19.44
Market value, end of period	$19.14	$20.25	$17.38
Total net asset value return[d]	(1.44)%[e,f]	23.36%	5.34%[f]
Total market value return[d]	(2.23)%[f]	24.18%	(10.06)%[f]

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	For the Six Months Ended May 31, 2015	For the Year Ended November 30, 2014	For the Period March 26, 2013[a] through November 30, 2013
Net assets, end of period (in millions)	$573.6	$604.3	$522.0
Ratio of expenses to average daily net assets[g]	1.73%[h]	4.15%	3.48%[h]
Ratio of expenses to average daily net assets (excluding deferred tax (benefit) expense)	2.30%[h]	2.26%	2.42%[h]
Ratio of expenses to average daily net assets (excluding deferred tax (benefit) expense and interest expense)	1.65%[h]	1.63%	1.71%[h]
Ratio of net investment income (loss) to average daily net assets[g]	1.66%[h]	(2.25)%	(1.64)%[h]
Ratio of net investment income (loss) to average daily net assets (excluding deferred tax benefit (expense) allocated to realized and unrealized gain (loss))	1.24%[h]	(0.07)%	(0.36)%[h]
Ratio of expenses to average daily managed assets[g,i]	1.24%[h]	2.99%	2.54%[h]
Portfolio turnover rate	20%[f]	28%	25%[f]
Revolving Credit Agreement
Asset coverage ratio for revolving credit agreement	355%	369%	332%
Asset coverage per $1,000 for revolving credit agreement	$3,549	$3,686	$3,320

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  Amount is less than $0.005

d  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  The net asset value (NAV) disclosed in the May 31, 2015 semiannual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on May 31, 2015. The total return reported is based on the unadjusted NAV.

f  Not annualized.

g  Ratio includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

h  Annualized.

i  Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on December 13, 2012 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is to provide attractive total return, comprised of high current income and price appreciation.

Cohen & Steers MLP Investment Fund (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland, was formed on January 30, 2013. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's regulatory filings. The Fund expects that it will achieve a significant portion of its exposure to Master Limited Partnerships (MLPs) through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in MLPs. As of May 31, 2015, the Fund held an investment of $151,521,153 in the Subsidiary, representing 21.9% of the Fund's total assets (based on U.S. Federal income tax regulations). The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. Where the context requires, the "Fund" includes both the Fund and Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of May 31, 2015.

The following is a summary of the inputs used as of May 31, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies:
Crude/Refined Products	$153,363,863	$151,066,552	$—	$2,297,311	[a,b]
Oil & Gas Storage	6,098,014	3,419,551	—	2,678,463	[a,b]
Renewable Energy	7,157,333	6,746,346	—	410,987	[a,b]
Other	542,305,967	542,305,967	—	—
Preferred Securities— $25 Par Value	24,873,030	24,873,030	—	—

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities— Capital Securities	$57,631,529	$—	$57,631,529	$—
Total Investments[c]	$791,429,736	$728,411,446	$57,631,529	$5,386,761

a  Private placement in a public entity classified as Level 3 is valued at a discount to quoted market prices to reflect limited liquidity.

b  Fair valued, pursuant to the Fund's fair value procedures utilizing significant unobservable inputs and assumptions. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

c  Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determinging fair value:

	Total Investments in Securities	Master Limited Partnerships and Related Companies— Crude/Refined Products	Master Limited Partnerships and Related Companies— Oil & Gas Storage	Master Limited Partnerships and Related Companies— Renewable Energy	Preferred Securities— Capital Securities— Banks
Balance as of November 30, 2014	$2,437,392	$—	$—	$—	$2,437,392
Purchases	4,965,289	2,106,000	2,500,003	359,286	—
Change in unrealized appreciation (depreciation)	433,955	191,311	178,460	51,701	12,483
Transfers out of Level 3[a]	(2,449,875)	—	—	—	(2,449,875)
Balance as of May 31, 2015	$5,386,761	$2,297,311	$2,678,463	$410,987	$—

The change in unrealized appreciation (depreciation) attributable to securities owned on May 31, 2015, which were valued using significant unobservable inputs (Level 3) amounted to $421,472.

a  As of November 30, 2014, the Fund used significant unobservable inputs in determining the value of this investment. As of May 31, 2015, the Fund used significant observable inputs in determining the value of the same investment.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at May 31, 2015	Valuation Technique	Unobservable Inputs	Input Value
Master Limited Partnerships & Related Companies:
Crude/Refined Products	$2,297,311	Market Price Less Discount	Liquidity Discount	5.25%
Oil & Gas Storage	2,678,463	Market Price Less Discount	Liquidity Discount	2.50%
Renewable Energy	410,987	Market Price Less Discount	Liquidity Discount	2.34%

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investments in Master Limited Partnerships & Related Companies—Crude/Refined Products, Oil & Gas Storage, and Renewable Energy is a discount to quoted market prices to reflect limited liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. The Fund has estimated approximately 76.3% of distributions from MLPs as return of capital.

The Fund received paid-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the six months ended May 31, 2015, the Fund received the following paid-in-kind stock dividends:

Enbridge Energy Management, LLC	$1,169,132

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining,

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund's investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended May 31, 2015, the investment advisor considers it likely that a substantial portion of the distributions will be reclassified to distributions from realized gains and/or return of capital upon the final determination of the Fund's taxable income after November 30, 2015, the Fund's fiscal year end.

On March 9, 2015, the Fund's Board of Directors announced that the Fund implemented a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular quarterly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of May 31, 2015, no additional provisions for income tax are required in the Fund's consolidated financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary, which is treated as a C-corporation for U.S. Federal income tax purposes, is obligated to pay federal and state income tax on its taxable income. The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary's MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary modifies its estimates or assumptions regarding the deferred tax asset or liability.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has analyzed and concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Subsidiary's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and by state departments of revenue.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund's average daily managed assets. For the six months ended May 31, 2015, the Fund paid $197,230 in fees under this administration agreement. Additionally, the Fund pays U.S. Bancorp Fund Services, LLC as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

compensation from the investment advisor which was reimbursed by the Fund in the amount of $4,788 for the six months ended May 31, 2015.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended May 31, 2015, totaled $160,419,981 and $162,431,336, respectively.

Note 4. Income Tax Information

As of May 31, 2015, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$687,418,277
Gross unrealized appreciation	$137,059,855
Gross unrealized depreciation	(33,048,396)
Net unrealized appreciation (depreciation)	$104,011,459

The Subsidiary primarily invests its assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Subsidiary reports its allocable share of the MLP's taxable income in computing its own taxable income. The Subsidiary's tax expense or benefit is included in the Consolidated Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary's deferred tax assets and liabilities as of May 31, 2015, are as follows:

Deferred tax assets:
Net operating loss	$15,368,177
Capital loss carryforward	835,150
Total deferred tax asset	16,203,327
Deferred tax liabilities:
Unrealized gain on investments	29,176,039
Total net deferred tax liability	$12,972,712

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary's assessment, it has determined that it is more likely than not that its deferred tax assets will be realized as future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary's deferred tax asset. Significant declines

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

in the fair value of its portfolio of investments may change the Subsidiary's assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund's net asset value and results of operations in the period it is recorded.

Total income tax expense (current and deferred) has been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 2.26% to the Subsidiary's net investment income and realized and unrealized gains (losses) on investments before taxes for the six months ended May 31, 2015, as follows:

Deferred
Application of statutory income tax benefit	$2,803,823
State income taxes, net of federal benefit	443,524
Total income tax benefit	$3,247,347

As of May 31, 2015, the Subsidiary had a net operating loss of $41,166,970 which may be used to offset the Subsidiary's future taxable income of which $1,343,285 expires November 30, 2033, $19,529,444 expires November 30, 2034 and $20,294,241 expires May 31, 2035. In addition, the Subsidiary had a net capital loss carryforward of $2,241,369 which may be used to offset the Subsidiary's future capital gains prior to its expiration on May 31, 2020.

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of commons stock at a par value of $0.001 per share.

For the six months ended May 31, 2015 and the year ended November 30, 2014, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 9, 2014, the Board approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2015 through December 31, 2015.

During the six months ended May 31, 2015, the Fund repurchased 62,112 Treasury shares of its common stock at an average price of $19.46 per share (including brokerage commissions) at an average discount of 10.1%. These repurchases, which had a total cost of $1,208,583, resulted in an increase of $0.01 to the Fund's net asset value per share. During the year ended November 30, 2014, the Fund purchased 1,501 Treasury shares of its common stock at a price of $17.50 per share (including brokerage commissions) at a discount of 6.9%. This repurchase, which had a total cost of $26,271, resulted in an increase of less than $0.001 to the Fund's net asset value per share.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Borrowings

The Fund and the Subsidiary are each a party to the credit agreement as defined herein and may borrow under its terms. Therefore, for purposes of this note, the Fund and the Subsidiary are collectively referred to as the "Fund". The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $225,000,000. The Fund also pays a fee of 0.55% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. On February 24, 2015, the Fund entered into an amendment to the credit agreement in order to extend the term length of the 4-year, 5-year and 6-year fixed rate tranches of the credit agreement by three years to 2020, 2021 and 2022, respectively. The new rates will become effective upon maturity date of the current fixed rate tranches. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of May 31, 2015, the Fund had outstanding borrowings of $225,000,000. During the six months ended May 31, 2015, the Fund borrowed an average daily balance of approximately $225,000,000 at a weighted average borrowing cost of 1.6%.

Note 7. Concentration of Risk

Under normal market conditions, the Fund will invest at least 80% of its managed assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources. The Fund will be subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. Energy related companies may be subject to a variety of factors that may adversely affect their business or operations, including fluctuations in commodity prices, slowdowns in new construction and acquisitions, changes in the regulatory environment, rising interest rates, and other factors.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Proposed Tax Regulations

On August 2, 2013, the Internal Revenue Service (IRS) issued proposed regulations which, if adopted in their current form, would require the Fund to limit its overall investment in MLPs to no more than 25% of the Fund's total assets. The proposed regulations would not limit the Fund's investments in affiliates of MLPs or other Energy Investments structured as corporations rather than as MLPs. The proposal has no immediate impact on the current operations of the Fund. It has not been determined whether, when or in what form these proposed regulations will be adopted, or, if adopted, the impact such regulations may have on the Fund. If ultimately adopted as proposed, the regulations will apply to taxable quarters beginning at least 90 days after publication of the new rules.

The IRS had received a number of comments on the proposed regulations. The IRS adoption of the proposed regulations remains uncertain at this time.

The Fund's investment advisor believes that, in the event the proposed regulations are adopted in their proposed form, the Fund will be able to otherwise continue to pursue its investment objective and strategies by either (i) maintaining its status as a regulated investment company by reducing its investments in MLPs and eliminating the Subsidiary or (ii) converting to a C-Corporation for tax purposes which would allow the Fund to invest up to 100% of its assets in MLPs, but which may have a negative impact on the Fund's net asset value on the date of conversion as a result of recognition of deferred tax expense on Fund assets not held in the Subsidiary. Any change from the Fund's current structure may negatively affect the price at which the Fund's shares trade, and the Fund's investment returns and distribution yield.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after May 31, 2015 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 23, 2015. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	11,071,852.829	7,890,444.113
Robert H. Steers	18,479,098.423	486,198.519
C. Edward Ward, Jr.	18,464,073.366	498,223.576

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended May 31, 2015) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (3/26/13)	One Year	Since Inception (3/26/13)
4.85%	12.03%	1.73%	4.12%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Election of Additional Director

Effective January 26, 2015, the Board of Directors has elected Dean Junkans as Director of the Fund to serve until the annual meeting of stockholders in 2017 and until he or his successor is duly elected and qualified.

Prior to becoming a Director of various Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014, and also served as Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He is currently a member, and former Chair, of the Claritas Advisory Committee at the CFA Institute, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Investment Advisory Agreement) and subadvisory agreements (the Subadvisory Agreements, and together with the Investment Advisory Agreement, the Advisory Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two-year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 9, 2015 and at a meeting held in person on June 16, 2015, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2016 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of investments made on behalf of

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors noted that the Fund has been in existence since March 26, 2013 and considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund outperformed the Peer Funds' median for the one-year period ended March 31, 2015, ranking in the first quintile. The Board of Directors also noted that the Fund outperformed both its benchmarks for the one-year period ended March 31, 2015. The Board of Directors noted that the Fund is relatively new and does not have a lengthy performance history. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the period, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other funds and products investing in master limited partnerships. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the actual and contractual management fees at managed asset levels were higher than the Peer Funds median, each ranking in the fourth quintile. The Board of Directors considered that the actual management fee at common asset levels was higher than the Peer Funds median, ranking in the fourth quintile. The total expense ratios including investment related expenses at managed and common asset levels were higher than the medians of the Peer Funds, ranking the Fund in the fourth quintile for each. The Board of Directors noted the total expense ratio excluding investment related expenses at managed assets was slightly higher (by 0.04%) while total expenses excluding investment related expenses at common assets was higher than the Peer Funds median, ranking the Fund in the fourth quintile for each. The Board considered the impact of leverage levels on the Fund's fees and expenses at managed and common asset levels. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are affiliates of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

Benjamin Morton
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: MIE

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

MLP INCOME AND ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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MIESAR

Semiannual Report May 31, 2015

Cohen & Steers MLP Income and Energy Opportunity Fund

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total number of shares purchased	Average price paid per share	Total number of shares purchased as part of publicly announced plans or programs	Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs
12/01/14 to 12/31/14	N/A	N/A	N/A	2,685,545
1/1/15 to 1/31/15	N/A	N/A	N/A	2,685,545
2/1/15 to 2/28/15	N/A	N/A	N/A	2,685,545
3/1/15 to 3/31/15	N/A	N/A	N/A	2,685,545
4/1/15 to 4/30/15	56,440	$19.42	56,440	2,629,105
5/01/15 to 5/31/15	5,672	$19.81	5,672	2,623,433
Total	62,112	$19.46	62,112	2,623,433

Note: On December 9, 2014, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2015 through December 31, 2015.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.